SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  March 26, 2003



                              THE COCA-COLA COMPANY
             (Exact name of Registrant as specified in its charter)



       Delaware             001-02217             58-0628465
   (State or other        (Commission           (IRS Employer
     jurisdiction         File Number)        Identification No.)
   of incorporation)



              One Coca-Cola Plaza
                Atlanta, Georgia                   30313
    (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code: (404)676-2121

Item 9.  Regulation FD Disclosure

              On March 26, 2003, The Coca-Cola Company (the "Company")filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the period ending December 31, 2002. In connection with such report, the Company submitted to the Securities and Exchange Commission the Certifications of the Principal Executive Officer and the Principal Financial Officer of the Company as required pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Each of the foregoing Certifications are attached as Exhibits to this Report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE COCA-COLA COMPANY
                                        (Registrant)


Date:  March 26, 2003               By: /s/ GARY P. FAYARD
                                        ------------------
                                     Gary P. Fayard
                                     Executive Vice President and
                                     Chief Financial Officer

                                  EXHIBIT INDEX



 Exhibit No.
 -----------

    99.1 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, executed by Douglas N. Daft, Chairman of the Board of Directors and Chief Executive Officer of The Coca-Cola Company

    99.2 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, executed by Gary P. Fayard, Executive Vice President and Chief Financial Officer of The Coca-Cola Company